Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

UNITED COMMUNITY BANKS, INC. AND
ANB HOLDINGS, INC., THE PARENT OF AMERICAN NATIONAL BANK, ANNOUNCE MERGER AGREEMENT

GREENVILLE, SC – December 3, 2024 – United Community Banks, Inc. (NYSE: UCB) (“United”) and ANB Holdings, Inc. (“ANB”) announced today the execution of a definitive merger agreement (the “Merger Agreement”) pursuant to which United will acquire ANB, and its wholly-owned subsidiary, American National Bank (“ANB Bank”), in an all-stock transaction with an aggregate value of approximately $80 million (the “Merger”).

ANB Bank is headquartered in Oakland Park, Florida, a northern and fast-growing part of the Miami metropolitan area. Founded in 1985, ANB Bank primarily services Miami Dade, Broward, and Palm Beach Counties. It is a premier franchise with an experienced management team led by President and Chief Executive Officer Ginger Martin. ANB Bank’s high-touch customer service is delivered to retail and business customers through one location on North Federal Highway in Oakland Park. As of September 30, 2024, ANB Bank reported total assets of $439 million, with total loans of $322 million, and total deposits of $374 million, of which over $300 million are non-CD core deposits.

“This transaction strengthens our presence in the greater Miami market,” said Lynn Harton, Chairman and Chief Executive Officer of United. “We made an investment in this market with our acquisition of First National Bank of South Miami in 2023 and currently have an experienced and expanding team in place. The acquisition of American National Bank is an exciting opportunity to add a customer service focused hub in an attractive area with a team that shares our values of customer service, employee engagement, and community development.”

Ginger Martin, President and Chief Executive Officer of ANB Bank, stated, “We have spent many years developing a customer-centric business model and building an outstanding banking franchise in South Florida. In selecting a partner to help propel us into the next phase of our growth, it was important to identify a bank that was aligned with our core values. United Community is an exceptional fit. Their focus on the needs of the customer, combined with their larger balance sheet and expanded product and service offerings, will ensure that our customers continue to receive best in class service. I am excited about our partnership with United, and I believe that the combination of our two teams will result in tremendous success for both parties but even more importantly, our customers.”

Under the terms of the Merger Agreement, ANB shareholders will receive 1.650 shares of United common stock for each share of ANB common stock outstanding. The Merger is expected to be accretive to United’s earnings per share by approximately $0.04 per share in 2026, the first full year of combined operations. Additionally, the estimated transaction returns are consistent with United’s stated acquisition criteria pertaining to tangible book value and targeted internal rates of return. The Merger Agreement was unanimously approved by the boards of directors of United and ANB. The Merger is expected to be completed in the second quarter of 2025 and is subject to customary conditions, including regulatory approval as well as the approval of ANB’s shareholders.

Stephens Inc. acted as financial advisor to United, and Wachtell, Lipton, Rosen & Katz served as United’s legal advisor. Hovde Group, LLC served as ANB’s financial advisor, and Smith Mackinnon, PA served as ANB’s legal advisor.

About United Community Banks, Inc.

United Community Banks, Inc. (NYSE: UCB) is the financial holding company for United Community, a top 100 U.S. financial institution that is committed to improving the financial health and well-being of its customers and the communities it serves. United Community provides a full range of banking, wealth management and mortgage services. As of September 30, 2024, United Community Banks, Inc. had $27.4 billion in assets, 202 offices across Alabama, Florida, Georgia, North Carolina, South Carolina, and Tennessee, as well as a national SBA lending franchise and a national equipment lending subsidiary. In 2024, United Community became a 10- time winner of J.D. Power’s award for the best customer satisfaction among consumer banks in the Southeast region and was recognized as the most trusted bank in the Southeast. In 2024, United was named by American Banker as one of the “Best Banks to Work For” for the eighth consecutive year and was recognized in the Greenwich Excellence and Best Brands Awards, receiving 15 awards that included national honors for overall satisfaction in small business banking and middle market banking. Forbes has also consistently listed United Community as one of the World’s Best Banks and one of America’s Best Banks. Additional information about United can be found at ucbi.com.

About ANB Holdings, Inc.

ANB Holdings, Inc. is the holding company for American National Bank, Broward County’s oldest community bank. The bank is a full-service bank with one branch located in Oakland Park, Florida. American National Bank has been family owned and operated for over 38 years. With strong capital levels and a consistent 5-Star Superior Rating by Bauer, American National Bank serves the tri-county area of Miami Dade, Broward, and Palm Beach with an experienced team of professionals focused on developing meaningful, long-term relationships with clients. The Bank was recognized as a “Top Women-Led Business in Florida” for the tenth consecutive year in 2024 and is consistently recognized for its commitment and generosity in giving back to the community.

Caution About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing of the closing of the Merger, the expected benefits of the Merger and the estimated returns and other financial impacts of the Merger to United. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger of customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the failure to obtain the necessary approval by the shareholders of ANB, (5) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, (6) the ability of United to obtain required governmental approvals of the Merger on the anticipated timeframe and without the imposition of adverse conditions, (7) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (8) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (9) the risks relating to the integration of ANB’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to the Merger, (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in the Merger, and (14) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by United with the U.S. Securities and Exchange Commission (“SEC”).

Many of these factors are beyond United’s and ANB’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither United nor ANB undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United or ANB to predict their occurrence or how they will affect United or ANB.

United and ANB qualify all forward-looking statements by these cautionary statements.

Important Information About the Merger and Where to Find It

In connection with the Merger, United will file with the SEC a registration statement on Form S-4 that will include a proxy statement of ANB to be sent to ANB’s shareholders seeking their approval of the Merger Agreement. The registration statement also will contain the prospectus of United to register the shares of United common stock to be issued in connection with the Merger. INVESTORS AND SHAREHOLDERS OF ANB ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, ANB, AND THE MERGER.

The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www.sec.gov). You will also be able to obtain these documents, free of charge, from United at the “Investor Relations” section of United’s website at www.ucbi.com or from ANB at www.americannationalbank.com. Copies of the definitive proxy statement/prospectus will also be made available, free of charge, by contacting United Community Banks, Inc., P.O. Box 398, Blairsville, GA 30514, Attn: Jefferson Harralson, Telephone: (864) 240-6208, or ANB Holdings, Inc., 4301 North Federal Highway, Oakland Park, Florida 33308, Attn: Ginger Martin, Telephone: (954) 267-8108.

Participants in the Solicitation

United, ANB, and certain of their respective directors and executive officers, under the rules of the SEC may be deemed to be participants in the solicitation of proxies from ANB’s shareholders in favor of the approval of the Merger Agreement. Information about such directors and executive officers of United and their direct or indirect interests, by security holdings or otherwise, can be found under the headings “Director Compensation,” “Director Independence,” “Executive Compensation,” and “Security Ownership” in United’s definitive proxy statement in connection with its 2024 annual meeting of shareholders, as filed with the SEC on April 2, 2024 (available at: https://www.sec.gov/Archives/edgar/data/857855/000110465924042444/tm248368d7_def14a.htm), and other documents subsequently filed by United with the SEC. To the extent holdings of United common stock by its directors or executive officers have changed since the amounts set forth in United’s definitive proxy statement in connection with its 2024 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Form 3 (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes in Beneficial Ownership) or Form 5 (Annual Statement of Beneficial Ownership of Securities) (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000857855&entityName=UNITED%2520COMMUNITY%2520BANKS%2520INC%2520(UCB%252C%2520UCB-PI)%2520(CIK%25200000857855)). Further information regarding the direct or indirect interests of the directors and executive officers of United, along with information about the directors and executive officers of ANB and their direct or indirect interests and information regarding the interests of other persons who may be deemed participants in the solicitation, may be obtained by reading the proxy statement/prospectus regarding the Merger when it becomes available. Free copies of this document may be obtained as described above.

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